Compensation Plan for Board Members	12 Months Ended
Dec. 31, 2018
Compensation Related Costs [Abstract]
Compensation Plan for Board Members

Note 13. Compensation Plan for Board Members

In 2017, the Compensation Committee of the Board of Directors recommended, and the Board approved a revised compensation plan pursuant to which all board fees are paid in common stock of the Company. Payment to the Board of Directors in shares of the Company’s common stock is made after the close of the quarter in which the compensation is earned. During 2018 and 2017, the Company issued 146,371 and 90,306 shares, respectively, of common stock to its Board members for fees earned.